UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 18, 2006


                             THE ART BOUTIQUE, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Wyoming
                              -------------------
                 (State or other jurisdiction of incorporation)



          000-32099                                          83-0269496
- ---------------------------                             -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

        7th Floor, New Henry House, 10 Ice House St., Central, Hong Kong
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: None



Total number of pages in this document:   7
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3. SECURITIES AND TRADING MARKETS.....................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................4

SECTION 7. REGULATION FD .....................................................5

SECTION 8. OTHER EVENTS ......................................................5

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS..................................6

SIGNATURES....................................................................7



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.



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                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable

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


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

     On April 18, 2006 Mr. Tsang Ping Lam was appointed as director and President, Mr. Jun Kobayashi was appointed as director and Vice President, Mr. Minoru Hirota was appointed as Vice President, Mr. Tsang Hung Quen Quentin was appointed as secretary and treasurer. Kentaro Ono, Minoru Hirota, Tsang Hung Quen Quentin and Ken Ukai will be appointed as directors effective 10 days after mailing of Notice on Form 14f-1 to shareholders. Mr. Minoru Hirota will further be appointed as a Vice President.

     On April 18 2006, Mr. Lui Chi Ho Ronald resigned as director, CEO and secretary, Mr. Tsoi Mow Hung resigned as Presiedent, and Madam Lam Tuen La resigned as director. The resignation of Mr. Tsoi Mow Hung and Mr. Choy Kwok Fai as directors of the Company wi8lo become effective 10 days after mailing of Notice on Form 14f-1 to shareholders.

The biographical information on the new officers and directors is a follows:

     Mr. Ronald Lui resigned as CEO and secretary, Mr. Tsoi Mow Hung resigned as President, and Madam Lam and Ronald Lui resigned as directors, effective 10 days after mailing of Notice on Form 14f-1 to shareholders.

     Mr. Tsang Ping Lam, aged 62, was the Managing Director of Singapore Hong Kong Properties Investment Limited, a company specializing in real estate and properties and listed as a public company on the Stock Exchange of Hong Kong Ltd. from 1973 to 1982. Mr. Tsang was the Managing Director of Yoshiya International Corporation Limited, a Japanese conglomerate listed as a public company on the Stock Exchange of Hong Kong Ltd. from 1987 to 1996. With more than 35 years of management experience in global real estate and infrastructure industries, Mr. Tsang is currently serving as a Board of Advisor Member to several independent business ventures currently undertaking in Asia.

     Mr. Jun Kobayashi, aged 42, was graduated from Nanzan University and Tokyo YMCA College of Hotel Management School. Mr. Kobayashi was appointed as a Director of Yoshiya International Corporation Limited, a Japanese conglomerate listed as a public company on the Stock Exchange of Hong Kong Ltd. from 1987-1997. Mr. Kobayashi was the General Manager of the Overseas Planning Department of The Bird Inc., a full-service advertising agency in Japan from 1997-2005. Presently, he is also the Managing Director of Micronesia Holdings Inc., a resort and real estate development company in Japan.

     Mr. Ken Ukai, aged 37, was employed at Ask Planning Center, Inc., a company listed on the JASDAQ Stock Exchange of Japan from 1991 to 1998. Mr. Ukai has been the Chief Producer of Ask Kankyo Kaihatus Co., Ltd., a planning and development company specializing in real estate industry in Japan, since 1998. Presently, he is also a Director of Micronesia Holdings Inc., a resort and real estate development company in Japan.

     Mr. Kentaro Ono, aged 37, was the Manager of General Affairs of Yoshiya Company Limited, Japan, a catering industrial company from 1989 to 1999. Mr. Ono was the Manager of the Tokyo office of Bird of Paradise Holdings, Inc., a management consultant firm from 1999 to 2005. Presently, Mr. Ono is also a Director of Micronesia Holdings Inc., a resort and real estate development company in Japan.

     Mr. Tsang Hung Quen Quentin, aged 31, holds an H.B.A. degree and an M.B.A. degree in Finance and Accounting from Richard Ivey School of Business at The University of Western Ontario. He is also a Certified Management Accountant. Mr. Tsang was previously employed at NCR Corporation, an information technology services company, and began his career with a brokerage and securities firm. Mr. Tsang had further acted as an independent consultant to several technology ventures. He was also with an investment group that invests in public equities, private company buyouts, special situation opportunities and real estate properties.

     Mr. Minoru Hirota, aged 63, has been a supervisor of Japanese Society of Enterprise for promotion of investment in China from 2001. Presently, Mr. Hirota is also a president of Pioneer Planning Limited, a director of Restoration Co., Ltd. and vice president of Medical Advertising Agency.



ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.7

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

                             SECTION 6 - [RESERVED]


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                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable

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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits - Not Applicable

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             THE ART BOUTIQUE, INC.
                    ----------------------------------------
                                  (Registrant)

                             Dated: March 27, 2006

                                  /s/Ronald Lui
             ------------------------------------------------------
                            Ronald Lui, CEO/Secretary


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